UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2007

ASPEN INSURANCE HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Maxwell Roberts Building
1 Church Street
Hamilton HM 11
Bermuda

(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (441) 295-8201

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Compensation

In its meeting held on May 1, 2007, the Compensation Committee of the Board of Directors of Aspen Insurance Holdings Limited (the ‘‘Company’’ or ‘‘Aspen’’) approved equity compensation awards for certain executive officers under the Amended 2003 Share Incentive Plan, as amended (the ‘‘Plan’’), with a grant date of May 4, 2007 (being the day on which our close period ends following the release of our earnings).

The Compensation Committee approved the following compensation with respect to the Company’s Named Executive Officers and its Chief Financial Officer:

	2007 Stock Options under the Plan	2007 Performance Shares under the Plan
Christopher O’Kane, Chief Executive Officer	126,904	54,985
Julian Cusack, Former Chief Financial Officer, CEO & Chairman of Aspen Insurance Limited	31,726	13,746
Richard Houghton, Chief Financial Officer	20,305	8,798
Stuart Sinclair, President & Chief Operating Officer	47,589	20,620
Brian Boornazian, Head of Reinsurance	76,142	32,991
James Few, Head of Property Reinsurance	69,797	30,242

2007 Stock Options.    The exercise price of the options is $3.94, which is based on the average of the high and low closing share price on May 4, 2007. The option grants are not subject to performance conditions and will vest at the end of the three-year period from the date of grant. The options will be exercisable for a period of seven years from the date of grant.

2007 Performance Shares. The performance shares will be subject to a four-year vesting period with a separate annual Return on Equity (‘‘ROE’’) target for each year. Twenty-five percent of the grant will be eligible for vesting each year based on the following formula, and will only be exercisable at the end of the four-year period. If the ROE achieved in any given year is less than 10%, then the portion of the performance shares subject to the vesting conditions in such year will be forfeited (i.e. 25% of the initial grant). If the ROE achieved in any given year is between 10% and 15%, then the percentage of the performance shares eligible for vesting in such year will be between 10% and 100% on a straight-line basis. If the ROE achieved in any given year is between 15% and 25%, then the percentage of the performance shares eligible for vesting in such year will be between 100% and 200% on a straight-line basis.

The summary above of the 2007 Stock Options and the 2007 Performance Shares is qualified by the actual terms of the 2007 Stock Option Agreement and the 2007 Performance Share Award Agreement, which will be attached as an exhibit to the Company’s quarterly report on Form 10-Q for the period ending June 30, 2007.

Amendment to the 2006 Non-Employee Director Stock Option Plan

At the Annual General Meeting of Shareholders of Aspen held on May 2, 2007, the Company’s shareholders approved the amendment to the 2006 Stock Option Plan to allow the issuance of restricted share units and to rename the Plan the ‘‘2006 Stock Incentive Plan for Non-Employee Directors’’ (the ‘‘Amended 2006 Stock Option Plan’’). The Amended 2006 Stock Option Plan is attached to this filing as Exhibit 10.1.

Following the Annual General Meeting of Shareholders, on May 2, 2007, the Board of Directors, under the Amended 2006 Stock Option Plan, approved the grant of 1,845 restricted share units (‘‘RSUs’’) to each of the non-employee directors, other than Glyn Jones, the Company’s Chairman. The date of grant of the RSUs is May 4, 2007 (being the day on which our close period ends following the release of our earnings). With respect to the RSUs granted to Mr. Prakash Melwani and Mr. Kamil Salame, the restricted share units will be issued in the name of Blackstone and Credit Suisse, respectively, as their employers, and through which they were originally appointed to the Board of Directors. With respect to Ms. Hutter, 80% of the RSUs will be issued to The Black Diamond Group LLC, of which she is the Chief Executive Officer. Subject to the director remaining on the Board, one-twelfth (1/12) of the RSUs will vest on each one month anniversary of the date of grant, with 100% of the RSUs becoming vested on the first anniversary of the grant date. The shares under the RSUs will be paid out on the first anniversary of the grant date. If a director leaves the Board for any reason other than ‘‘Cause’’, then the director will receive the shares under the RSUs that have vested through the date the director leaves the Board. The form of RSU agreement for non-employee directors is attached to this filing as Exhibit 10.2.

Amendment to Shareholder’s Agreement

On May 2, 2007, at a meeting of the Board of Directors of the Company, the Board approved the amendment of the founding employee shareholder agreements by accelerating the termination of Section 3(a) of the agreements, effective May 4, 2007. The balance of the agreement will remain effective until its expiry on August 20, 2008. In connection with the Company’s initial public offering in 2003, each Aspen employee and/or management shareholder was required to enter into a shareholder’s agreement, which under Section 3(a) restricted the sale of shares held by such employees to 5% of shares and options held at the time of the initial public offering in any 12-month period, subject to limited exceptions such as participation in underwritten offerings under the founding shareholders’ agreement. The Board approved the amendment to the shareholder agreements as the original purpose for the restrictions set out in the shareholder agreements is no longer relevant. The summary above is qualified by the actual terms of the First Amendment to Shareholder’s Agreement, the form of which is attached to this filing as Exhibit 10.3.

Appointment of Director

On May 2, 2007, at a meeting held of the Board of Directors of the Company, the Board appointed Richard Houghton, Chief Financial Officer, to the Board of Directors to fill a vacancy as a Class II Director. The appointment will be confirmed by shareholders at the Company’s 2008 Annual General Meeting. Mr. Houghton will not receive any additional compensation as a director of the Company. Mr. Houghton’s compensation arrangements as our Chief Financial Officer were previously filed on Form 8-K filed on April 9, 2007.

Section 9. Financial Statements and Exhibits

Item 9.01- Financial Statements and Exhibits

(d)    The following exhibit is filed under Item 5.02 as part of this report:

10.1	2006 Stock Incentive Plan for Non-Employee Directors (Amended 2006 Stock Option Plan)

10.2	Form of RSU agreement for non-employee directors

10.3	Form of First Amendment to Shareholder’s Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED
(Registrant)
Dated: May 7, 2007	By:	/s/ Richard Houghton
Name: Richard Houghton
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	2006 Stock Incentive Plan for Non-Employee Directors (Amended 2006 Stock Option Plan)
10.2	Form of RSU agreement for non-employee directors
10.3	Form of First Amendment to Shareholder’s Agreement